SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☒	Definitive Information Statement

CHINA XIN NETWORK MEDIA CORPORATION

(Name of Registrant As Specified In Charter)

Michael Tremis, President, CEO

(Name of Person(s) Filing the Information Statement if other than Registrant)

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China Xin Network Media Corporation

1111 Brickell Avenue, 11th Floor

Miami, Florida 33130

Notice of Written Consent of Shareholders

April 5, 2004

Shareholders of China Xin Network Media Corporation:

This information statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

1.	to elect the following successor Members of the Board of Directors for the ensuing year.

Michael G. Iafigiola

Philippe Canning

Angela Cabral

Daniel Bernesi

Kerry Schacter

Attached hereto for your review is an Information Statement relating to the above-described actions.

This Information Statement is first being mailed on or about April 5, 2004. This Information Statement constitutes notice to China Xin Network Media Corporation’s stockholders of corporate action by written consent by stockholders without a meeting in accordance with Section 607.0704 of the Florida Business Corporation Act and pursuant to the bylaws of China Xin Network Media Corporation.

The date of this Information Statement is April 5, 2004.

China Xin Network Media Corporation

1111 Brickell Avenue, 11th Floor

Miami, Florida 33130

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NOTICE IS HEREBY GIVEN TO ALL SHAREHOLDERS THAT A MAJORITY ACTION OF SHAREHOLDERS (THE “ACTION”) OF CHINA XIN NETWORK MEDIA CORPORATION (THE “CORPORATION”) WAS TAKEN ON MARCH 10, 2004 BY THE MAJORITY SHAREHOLDERS IN ACCORDANCE WITH 607.0704 OF THE FLORIDA BUSINESS CORPORATION ACT AND PURSUANT TO THE BYLAWS OF THE CORPORATION. THESE SHAREHOLDERS COLLECTIVELY OWN IN EXCESS OF THE REQUIRED MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE COMPANY NECESSARY FOR THE ADOPTION OF THE ACTION.

1.	to elect the following successor Members of the Board of Directors for the ensuing year.

Michael G. Iafigiola

Philippe Canning

Angela Cabral

Daniel Bernesi

Kerry Schacter

SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON APRIL 5, 2004 SHALL BE ENTITLED TO RECEIPT OF THIS INFORMATION STATEMENT.

This Information Statement is first being mailed on or about April 5, 2004. This Information Statement constitutes notice to China Xin Network Media Corporation’s stockholders of corporate action by written consent by stockholders without a meeting in accordance with Section 607.0704 of the Florida Business Corporation Act and pursuant to the bylaws of China Xin Network Media Corporation.

The date of this Information Statement is April 5, 2004.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER

ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

QUESTIONS AND ANSWERS

Q: What am I being asked to approve?

A: You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Shareholders holding a majority of the outstanding voting common stock China Xin Network Media Corporation (the “Majority Shareholders”) have already agreed to approve:

1.	to elect the following successor Members of the Board of Directors for the ensuing year.

Michael G. Iafigiola

Philippe Canning

Angela Cabral

Daniel Bernesi

Kerry Schacter

Q: Why has the Board of Directors not approved of this Information Statement?

A vote of the Board of Directors was not required to effectuate an election of successor directors.

Q. Why have the Majority Shareholders agreed to approve these actions?

A: The holders of majority of the issued and outstanding shares of common stock of the Corporation believe it is in the best interest of the shareholders of the Corporation to elect successors to the current members of the Board of Directors to serve until the Corporation’s Annual Meeting of Shareholders in 2004 or until their successors have been elected and qualified. The Majority Shareholders recognize that proper corporate governance requires that the Board of Directors represent the shareholders. Ultimately, it is the shareholders right to determine the composition of the Board of Directors.

Q: Are the successor members of the Board of Directors elected immediately?

A: No. The action by the Majority Shareholders will be effective in twenty days following the dissemination of this Information Statement.

Q: Have the successor members of the Board of Directors agreed to serve on the Board of Directors and act in the best interests of the shareholders of the Corporation?

A: Yes.

Michael G. Iafigiola, Philippe Canning, Angela Cabral, Daniel Bernesi, and Kerry Schacter have agreed to serve until the Corporation’s Annual Meeting of Shareholders in 2004 or until their successors have been elected and qualified.

GENERAL INFORMATION

Outstanding Shares and Voting Rights

At April 5, 2004 (the “Record Date”), China Xin Network Media Corporation authorized 100,000,000 shares of 0.001 par value; 140,395,401 are issued and outstanding. These are the securities that would have been entitled to vote if a meeting was required to be held. Each share of Common Stock is entitled to one vote. The majority of the issued and outstanding shares of Common Stock at the close of business on the Record Date for determining stockholders who would have been entitled to notice of and to vote to elect a successor board of directors voted in favor of the successor board of directors.

Election of New Directors.

The directors must receive a plurality of the votes cast for director. The Articles of Incorporation of China Xin Network Media Corporation do not allow for cumulative voting. On April 5, 2004, the holders of a majority of the issued and outstanding shares of the Corporation voted by written consent in favor of the election of five successor Directors. The holders of a majority of the issued and outstanding shares of the Corporation or a majority of the members of the Board of Directors may appoint up to three additional Directors to fill the vacancies. The Board of Directors shall file a Form 8-K to announce such a material event. The holders of a majority of the issued and outstanding shares of the Corporation have voted to elect the following persons: Michael G. Iafigiola, Philippe Canning, Angela Cabral, Daniel Bernesi, and Kerry Schacter.

Record Date

The close of business April 5, 2004, has been fixed as the record date for the determination of shareholders entitled to receive this Shareholders’ Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the ownership of Common Stock on April 5, 2004, with respect to shareholders who were known to China Xin Network Media Corporation to be beneficial owners of more than 5% of the Common Stock as of April 5, 2004, and officers and directors of China Xin Network Media Corporation individually and as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)	Percentage of Voting Stock (1)
Michael G. Iafigiolar c/o China Xin Network Media Corporation 1111 Brickell Avenue, 11th Floor Miami, Florida 33130	-0-	-0-

Philippe Canning c/o China Xin Network Media Corporation 1111 Brickell Avenue, 11th Floor Miami, Florida 33130	-0-	-0-

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)	Percentage of Voting Stock (1)
Daniel Bernesi c/o China Xin Network Media Corporation 1111 Brickell Avenue, 11th Floor Miami, Florida 33130	-0-	-0-

Kerry Schacter c/o China Xin Network Media Corporation 1111 Brickell Avenue, 11th Floor Miami, Florida 33130	-0-	-0-

George Lee (2) (3) c/o China Xin Network Media Corporation 1111 Brickell Avenue, 11th Floor Miami, Florida 33130	21,743,768	15.49%

Dr. Len Sellers (2) c/o China Xin Network Media Corporation 1111 Brickell Avenue, 11th Floor Miami, Florida 33130	2,000,000	1.42%

David Doran c/o China Xin Network Media Corporation 1111 Brickell Avenue, 11th Floor Miami, Florida 33130	-0-	-0-

Barry Brault c/o China Xin Network Media Corporation 1111 Brickell Avenue, 11th Floor Miami, Florida 33130	-0-	-0-

Bill Mavridis c/o China Xin Network Media Corporation 1111 Brickell Avenue, 11th Floor Miami, Florida 33130	-0-	-0-

Chunzheng Wang c/o China Xin Network Media Corporation 1111 Brickell Avenue, 11th Floor Miami, Florida 33130	-0-	-0-

Li Kai c/o China Xin Network Media Corporation 1111 Brickell Avenue, 11th Floor Miami, Florida 33130	-0-	-0-

Directors and Officers as a Group (1) (3)	23,743,768	16.91%

3884368 Canada Inc. c/o China Xin Network Media Corporation 1111 Brickell Avenue, 11th Floor Miami, Florida 33130	18,743,768	13.35%

CEINet 58 Sanlihe Rd Beijing 100045 People’s Republic of China	35,933,044	25.59%

(1)	Based on 140,395,401 shares of Common Stock outstanding as of April 5, 2004.
(2)	Past Director.
(3)	18,743,768 shares are held in the name of 3884368 Canada Inc., a private corporation, which is controlled by Mr. Lee.

ELECTION OF DIRECTORS

The successive Board of Directors, as elected by written consent by stockholders without a meeting in accordance with Section 607.0704 of the Florida Business Corporation Act and pursuant to the bylaws of China Xin Network Media Corporation are as follows:

Name	Age	Title and Position Held
Michael G. Iafigiolar	47	Chief Operating Officer, Member of the Board of Directors
Philippe Canning	37	Executive Vice President of Legal and Corporate Affairs, Member of the Board of Directors
Angela Cabral	47	Executive Vice President of Human Resources, Member of the Board of Directors
Daniel Bernesi	51	C.S.O., Member of the Board of Directors
Kerry Schacter	37	Member of the Board of Directors

Each of the nominees has indicated his willingness to serve as a member of the Board of Directors until the Corporation’s Annual Meeting of Shareholders in 2004 or until their successors have been elected and qualified.

The following describes the principal occupation of each director of China Xin Network Media Corporation for the previous five years:

Mr. Michael G. Iafigiolar — Chief Operating Officer, Member of the Board of Directors. From 2001 to the present, Mr. Iafigiolar has been and is a Corporate Client Executive with Avaya Communications (formally Enterprise Networks group of Lucent Technologies). From 2000 to 2001, Mr. Iafigiolar was the Vice President of sales and Marketing for CRM Networks, Inc. From 1999 to 2000, Mr. Iafigiolar was a Regional Channel Sales Director with Contact Technologies, Inc. From 1996 to 1999, Mr. Iafigiolar was a Major Accounts, Sales Executive for AT&T Canada. Mr. Iafigiolar received his Bachelor of Commerce from Concordia University.

Mr. Philippe Canning — Executive Vice President of Legal and Corporate Affairs, Member of the Board of Directors. Mr. Canning has been a partner in the firm Izzi Di Iorio Canning since 1996. Mr. Canning is a practicing attorney. He graduated from University de Montréal Law Faculty in 1992 and became a member of the Bar of the Province of Quebec in 1993. He specializes in business and commercial litigation, more particularly in corporate law ands securities.

Mrs. Angela Cabral — Executive Vice President of Human Resources, Member of the Board of Directors. From 1993 to the present, Ms. Cabral has been a social worker for CLSC in Vieux Lachine, maintained a human resources private practice with offices in Montreal and Laval, is a member of the “Ordre Professianejie Travailleurs Soejaux du Quebec”, is a member of the Board of Directors of SJPSQ, a professional union representing Health Professionals in Quebec, has held the position of Vice President at the SIPSQ Union and is part of two “Employee Assistance Programs”. Ms. Cabral received her Bachelor of Arts from Concordia University and her Bachelor of Science, Psychology and Masters Degree from McGill University.

Daniel Bernesi — C.S.O., Member of the Board of Directors. From to the present, Mr. Bernesi has been and is the president of Artisound Technologies, Inc. From 1998 to 2001, Mr. Bernesi was the Vice-President of Research and Development for Telicom, Inc. Mr. Bernesi received his Bachelor of Science in Electronic Engineering from Universidad de la Provincia de Buenos Aires, Argentina and completed hi post-graduate studies in Industrial Automation and Telecommunications.

Kerry Schacter — Member of the Board of Directors. From December, 2001 to the present, Mr. Schacter has been and is an investment advisor with Investpro Securities, Inc., From August, 1999 to December, 2001, Mr. Schacter was a full-service investment advisor with National Bank Financial. From August, 1993 to July, 1999, Mr. Schacter was a discount broker with Pro-Genesis Securities, Inc. and First marathon Correspondent Network. Mr. Schacter received his Bachelor of Administration, Major General Administration from Concordia University.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information relating to the compensation paid by China Xin Network Media Corporation in each of the last three fiscal years to: (i) its President; and (ii) each of its executive officers whose annual compensation exceeded $100,000 during this period. No other executive officer’s total annual salary and bonus exceeded $100,000.00 during such years and thus no information regarding any other officers’ compensation is required to be disclosed herein for the periods indicated.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compen- sation	Securities Under Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts	All Other Compen sation
George Lee Past President	2000 2001 2002	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil 3,000,000	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Not Applicable

Familial Relationships

There is no familial relationship by or between any member of the Board of Directors or its officers.

Indemnification

The Florida Business Corporation Act (the “Florida Act”) permits a Florida corporation to indemnify a present or former director or officer of the corporation (and certain other persons serving at the request of the corporation in related capacities) for liabilities, including legal expenses, arising by reason of service in such capacity if such person shall have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and in any criminal proceeding if such person had no reasonable cause to believe his conduct was unlawful. However, in the case of actions brought by or in the right of the corporation, no indemnification may be made with respect to any matter as to which such director or officer shall have been adjudged liable, except in certain limited circumstances. The Company’s Articles of Incorporation provide that the Company shall indemnify directors and executive officers to the fullest extent now or hereafter permitted by the Florida Act. The indemnification provided by the Florida Act and the Company’s Articles of Incorporation is not exclusive of any other rights to which a director or officer may be entitled. The general effect of the foregoing provisions may be to reduce the circumstances which an officer or director may be required to bear the economic burden of the foregoing liabilities and expense. The Company may also purchase and maintain insurance for the benefit of any director or officer that may cover claims for which we could not indemnify such person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy.

WHERE YOU CAN FIND MORE INFORMATION

China Xin Network Media Corporation files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that China Xin Network Media Corporation files with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

Information Incorporated By Reference

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003.

Amended Annual Report on Form 10-KSB/A for the fiscal year ended June 30, 2003.

Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003.

Quarterly Report on Form 10-QSB for the quarter ended December 31, 2003

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any shareholder, to whom this Information Statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by China Xin Network Media Corporation and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Date: April 5, 2004:	/s/ Michael Tremis

Michael Tremis, CEO